FILED PURSUANT TO RULE 497(e)
                                                  REGISTRATION FILE NO. 33-51202

                              PILGRIM MUTUAL FUNDS

                       Supplement dated February 15, 2001
              to the Prospectus of Pilgrim Emerging Countries Fund
                             dated January 19, 2001

                           PILGRIM WORLDWIDE EMERGING
                                  MARKETS FUND

Special Meeting of Shareholders to be rescheduled for Thursday, March 15, 2001 at 2:00 p.m.

During the month of February, you should have received proxy materials regarding the Special Meeting of Shareholders for the Pilgrim Worldwide Emerging Markets Fund, scheduled for Friday, February 23, 2001 at 2:00 p.m. at 7337 East Doubletree Ranch Road, Scottsdale, AZ 85258.

TO ALLOW YOU MORE TIME TO EXERCISE YOUR RIGHT TO VOTE, WE HAVE RESCHEDULED THE MEETING TO THURSDAY, MARCH 15, 2001 AT 2:00 P.M.

A shareholder may think his or her vote is not important, but it is vital. Your vote is critical to enable the Fund to hold the Meeting as rescheduled, so please vote immediately. You and all other shareholders will benefit from your cooperation.

Thank you in advance.